UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 16, 2012

CARRIZO OIL & GAS, INC.

(Exact name of registrant as specified in its charter)

Texas	000-29187-87	76-0415919
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Dallas Street Suite 2300 Houston, Texas		77002
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (713) 328-1000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

Carrizo Oil & Gas, Inc. (the “Company”) held its annual meeting of shareholders on Wednesday, May 16, 2012, at 9:00 a.m., Central Daylight Time, in Houston, Texas. At the annual meeting, the shareholders approved an amendment to the Incentive Plan of Carrizo Oil & Gas, Inc., as amended and restated effective April 30, 2009 (the “Incentive Plan”), which:

•	authorized 2,850,000 additional shares for issuance pursuant to the Incentive Plan; and

•	reaffirmed the material terms of the performance-based goals under the Incentive Plan as contemplated by Internal Revenue Code Section 162(m).

The foregoing description of the amendment of the Incentive Plan is not complete and is qualified by reference to the complete document, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

(f)

2011 Annual Bonus

On May 18, 2012, the Compensation Committee of the Board of Directors of the Company approved the 2011 annual bonuses for Messrs. Johnson, Fisher, Boling, Evans and Pitts in the respective amounts set forth below. The Compensation Committee reviewed bonus information for comparable executive positions at the companies in the Company’s industry peer group provided by the Compensation Committee’s consultant AG Ferguson and aimed for bonuses for the Company’s executives to be within a general range of the median for the Company’s industry peer group based on the Compensation Committee’s assessment of how the Company performed relative to its peers. The Compensation Committee also considered the other factors described in the Company’s proxy statement for the 2012 annual meeting of shareholders (the “Proxy Statement”) under “Compensation Discussion and Analysis—The Executive Compensation Process—Compensation Program Design” and “Compensation Discussion and Analysis—Executive Compensation Components—Base Salary” and “Annual Bonus.” The employment agreement of each named executive officer contemplates annual bonus awards in an amount comparable to the annual bonus awards of other named executive officers, taking into account the individual’s position and responsibilities. The Compensation Committee ultimately made a decision regarding the bonuses of the named executive officers in its discretion. On May 18, 2012, with respect to 2011, each of Messrs. Johnson, Fisher, Boling, Evans and Pitts was awarded a bonus equal to 100%, 90%, 90%, 80% and 80%, respectively, of his annual base pay as of such date. Each bonus was comprised 75% of cash and 25% of short-term performance-based restricted stock units.

Since the 2011 bonus payments had not been determined as of the date of the Proxy Statement, the Summary Compensation Table set forth in the Proxy Statement has been updated to reflect the payment of the 2011 bonuses as set forth below.

Name and Principal Position	Year	Salary ($)	Bonus ($)		Stock Awards(1) ($)	Option Awards (1) ($)	All Other Compensation(3) ($)	Total ($)
S. P. Johnson IV	2011	492,000	386,000	(2)	2,073,038	640,021	17,189	3,608,248
President and Chief Executive Officer	2010	448,000	322,000	(2)	163,324	1,988,882	26,722	2,948,928
	2009	432,000	259,200	(2)	88,302	1,631,543	23,054	2,434,099

J. Bradley Fisher	2011	352,000	254,000	(2)	1,280,035	394,924	29,672	2,310,361
Vice President and Chief Operating	2010	312,000	202,000	(2)	1,021,591	404,835	28,600	1,969,026
Officer	2009	300,000	189,000	(2)	836,747	290,151	29,739	1,645,637

Paul F. Boling	2011	293,000	209,000	(2)	888,282	269,655	15,498	1,675,435
Chief Financial Officer, Vice	2010	256,000	170,000	(2)	713,126	280,892	15,997	1,436,015
President, Secretary and Treasurer	2009	237,000	141,015	(2)	724,556	256,377	13,538	1,372,486

Gregory E. Evans	2011	271,000	174,000	(2)	665,737	200,719	18,238	1,329,694
Vice President of Exploration	2010	240,000	137,000	(2)	481,119	185,792	18,009	1,061,920
	2009	234,000	114,660	(2)	451,716	155,590	14,160	970,126

David L. Pitts	2011	268,000	174,000	(2)	660,000	198,480	15,438	1,315,918
Vice President and Chief Accounting Officer

(1)	Represents the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. For a discussion of the valuation assumptions, see Note 9 to our financial statements in our Annual Report on Form 10-K for the year ended December 31, 2011. See “Grants of Plan-Based Awards Table” for information on stock and option awards that we granted in 2011.
(2)	The amounts shown for 2011, 2010 and 2009 include cash amounts earned with respect to 2011, 2010 and 2009 but paid in the second quarter of 2012, the third quarter of 2011 and the third quarter of 2010, respectively.
(3)	The amounts shown as “All Other Compensation” for the named executive officers include the following:

	Year	Mr. Johnson	Mr. Fisher	Mr. Boling	Mr. Evans	Mr. Pitts
Matching contributions under the 401(k) Plan	2011	$12,250	$12,250	$12,250	$12,250	$12,250
	2010	$21,783	$15,479	$12,813	$12,021	—
	2009	21,600	15,000	11,850	11,700	—
Life insurance premium	2011	4,939	2,458	3,248	5,988	3,188
	2010	4,939	2,458	3,184	5,988	—
	2009	1,454	853	1,688	2,460	—
Overriding royalties	2011	—	14,964	—	—	—
	2010	—	10,663	—	—	—
	2009	—	13,886	—	—	—

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of shareholders on Wednesday, May 16, 2012, at 9:00 a.m., Central Daylight Time, in Houston, Texas. The certified results of the matters voted upon at the meeting, which are more fully described in the Company’s annual proxy statement, are as set forth below.

The following nominees for directors were elected to serve one-year terms:

Nominee	For	Withheld	Broker Non-Votes
S.P. Johnson IV	26,088,927	7,431,722	3,690,899
Steven A. Webster	18,367,569	15,153,080	3,690,899
Thomas L. Carter, Jr.	25,877,639	7,643,010	3,690,899
F. Gardner Parker	28,003,754	5,516,895	3,690,899
Roger A. Ramsey	31,339,390	2,181,259	3,690,899
Frank A. Wojtek	20,577,570	12,943,079	3,690,899

The shareholders approved (by a majority of 75.1%), on a non-binding, advisory basis, the compensation of the Company’s named executive officers:

For	Against	Abstain	Broker Non-Votes
25,128,794	8,362,849	29,006	3,690,899

The shareholders approved (i) an amendment to the Incentive Plan, which authorizes 2,850,000 additional shares for issuance and (ii) reaffirmation of the material terms of the performance goals under the Incentive Plan as contemplated by Internal Revenue Code Section 162(m):

For	Against	Abstain	Broker Non-Votes
28,260,803	5,233,138	26,708	3,690,899

The shareholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012:

For	Against	Abstain	Broker Non-Votes
37,158,549	36,637	16,352	0

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

10.1	First Amendment dated May 16, 2012 to Amended and Restated Incentive Plan of Carrizo Oil & Gas, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARRIZO OIL & GAS, INC.

By:	/s/ Paul F. Boling
Name:	Paul F. Boling
Title:	Vice President and Chief Financial Officer

Date: May 22, 2012